                                                                    Exhibit 4.1

  TEMPORARY CERTIFICATE: EXCHANGEABLE FOR DEFINITIVE ENGRAVED CERTIFICATE WHEN
                                READY FOR DELIVERY.


COMMON STOCK                                                        COMMON STOCK



                             BOX HILL SYSTEMS CORP.
              INCORPORATED UNDER THE LAWS OF THE STATE OF NEW YORK

  PAR VALUE                                                    CUSIP xxxxxx xx x
$.01 PER SHARE                               SEE REVERSE FOR CERTAIN DEFINITIONS


      THIS CERTIFIES that








      is the owner of

                       FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, $.01 PAR VALUE PER SHARE, OF BOX HILL SYSTEMS CORP., transferable on the books of the Corporation in person or by duly authorized Attorney on surrender of this certificate properly endorsed. This certificate shall not be valid until countersigned and registered by the Transfer Agent and Registrar.

                       WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

      Dated:



    SIGNATURE TO COME             SEAL TO COME             SIGNATURE TO COME
       SECRETARY                                       CHAIRMAN AND OF THE BOARD


COUNTERSIGNED AND
REGISTERED:
  AMERICAN STOCK TRANSFER &
TRUST COMPANY
     (NEW YORK)

             Transfer Agent
              and Registrar

By

       Authorized Signature

                             BOX HILL SYSTEMS CORP.

         The Corporation will furnish to any stockholder, upon request and without charge, a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof, and the qualification, limitations or restrictions of such preferences and/or rights, so far as the same shall have been fixed, and of the authority of the Board of Directors to designate and fix any preferences, rights and limitations of any wholly unissued class or series. Any such request should be addressed to the Secretary of the Corporation at the principal office.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common                UNIF GIFT MIN ACT- ______ Custodian _______
TEN ENT - as tenants by the entireties                           (Cust)           (Minor)
JT TEN  - as joint tenants with right of      Under Uniform Gifts to Minors
          survivorship and not as tenants     Act______________________
          in common                              (State)


    Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, ______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFICATION NUMBER OF ASSIGNEE

________________________________

________________________________

________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)
________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________


__________________________________________________________________________Shares
of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________________________________Attorney to transfer the said shares on the books of the within named Corporation with full power of substitution in the premises.

Dated,______________________________________



                       ________________________________________________________
                       NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND
                               WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.